EXHIBIT 10.3




                      NATIONAL LAND USE PERMIT


     1. This certificate is a legal voucher for right to the use of land. It, therefore, must be held by the user of land.

     2. Any changes to be made in the land registration, or any enactments, changes and cancellations for other rights of land shall be registered by the certificate holder and relevant party in accordance with relevant regulations. The certificate cannot be used as collateral for mortgage, and the right to use the land is not transferable.

     3. The contents written on the certificate shall comply with the registration card of the land administration department.

     4. The certificate shall be validated regularly, and the certificate holder shall take active measures to validate the certificate with the land administrative department in accordance with the relevant provisions.



User of land     Beijing Dahua Real Estate Development Ltd.
------------

Location         Dahua Garden Residential Quarters, Northwest Lutuan
--------         Village, Beiqijia Township, Changping District, Beijing

Land No.         N/A
--------

Drawing No.      N/A
-----------

Purpose          Housing,  commerce
--------

Type of
Right to Use    State-owned transfer
------------

Date of
Termination    Housing use: April 27, 2073; Commercial Use: April 27, 2043
------------

Area of the
Right to use    56,911.11 square meters
------------

Shared area      N/A
-----------


Filling organ    National Land Resources Bureau
-------------    of the People's Republic of China


Date:            October 20, 2003
-----




Sate-owned land to be lawfully used by units or individuals shall be registered with and recorded by people's governments at or above the county level, which shall, upon verification, issue certificates to confirm their right to use such land.

--Article 11, Land Administrative Law of the People's Republic of China.

The State shall practise a system of registration and certification for land-use rights and ownership of houses.

--Article 59, Law of the People's Republic of China on the Administration of Urban Real Estate

Any change to be lawfully made in land ownership, in the right to use land, or in the purpose for which the land is used, shall be registered.

--Article 12, Land Administrative Law of the People's Republic of China

The lawfully registered ownership of land and right to use land shall be protected by law and may not be infringed upon by any units or individuals.

--Article 13, Land Administrative Law of the People's Republic of China.



In accordance with the provisions of Land Administrative Law of the People's Republic of China and Law of the People's Republic of China on the Administration of Urban Real Estate?applied for by the user of land, through investigation, examination and approval, permit to registration and the certificate is hereby issued.






Government Agency Seal:


  Seal of Beijing National Land Resources Bureau












              Table for result of the boundary


Land No.:   N/A
Owner:      Beijing Dahua Real Estate Development Ltd.

Area of land (square meter):    59,691.11

Location of land:    West Lutuan Village, Beiqijia Township,
                     Changping District, Beijing

                  Coordinates of the boundary
 Serial No.  Dot No.	  Coordinates	      Length of    Note
                       x (m)       y (m)       side (m)
----------  ------  ------------------------  ----------  -------

   1        1       327820.958     508934.141
   2        2       327814.959     509175.405    241.34
   3        3       327773.996     509169.561     41.38
   4        4       327773.888     509170.253      0.70
   5        5       327685.307     509156.465     89.65
   6        6       327665.409     509152.339     20.32
   7        7       327577.821     509131.809     89.96
   8        8       327578.177     509130.352      1.50
   9        9       327518.609     509115.790     61.32
  10       10       327546.755     508947.100    171.02
  11       11       327587.568     508947.653     40.82
  12       12       327703.632     508946.203    116.07
  13       13       327703.372     508936.585      9.62
  14        1       327820.958     508934.141    117.61





  Date: September 7, 2003